Earnings Release | April 28, 2015

Disclosures Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in the sections titled “Item 1A. Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2014. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Non-GAAP Financial Measures: This presentation contains non-GAAP measures which our management relies on in making financial and operational decisions about our business and which exclude certain items that we do not consider reflective of our business performance. We believe that the presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. These non-GAAP measures should be considered in context with our GAAP results. A reconciliation of these non- GAAP measures appears in our earnings release dated April 28, 2015 and in the appendix to this presentation. Our earnings release and this presentation are available in the Investor Relations section of our website at www.greatwesternbank.com. Our earnings release and this presentation are also available as part of our Current Report on Form 8-K filed with the SEC on April 28, 2015. Explanatory Note: In this presentation, all financial information presented refers to the financial results of Great Western Bancorp, Inc. combined with those of its predecessor, Great Western Bancorporation, Inc.

About GWB 3 Company Snapshot Stock Performance Strong Earnings Results Market Presence • Top 20 Midwest bank holding company (1) • Business bank with unique agribusiness expertise • 7th largest farm lender bank in the U.S. as of December 31, 2014 (2) • 158 banking branches across 7 states • Owned by National Australia Bank since 2008 • Current ownership of 68.2% after October 2014 IPO Stock Performance January 1 – March 31: • Price Range: $19.76 – 24.59 • Avg. Close: $21.95 • Price Increase IPO – Quarter End: 22.3% (1)Source: SNL Financial. Based on bank holding companies with headquarters in the Midwest ranked by total assets as of September 30, 2014. Excludes specialty lenders, insurance companies, trust banks and brokerage and investment banking firms. (2) Source: American Bankers Association. (3) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. (3) Credit pre- announcement March 9

Executing on Strategy Focused Business Banking Franchise with Agribusiness Expertise • Business and agribusiness lending remains strong comprising 86% of the total loan portfolio at March 31, 2015; up 4.9% FYTD • Increased lending volumes across the footprint led by growth in Iowa, Arizona and Colorado • New Omaha, Nebraska business banking and wealth hub opened in late March Strong Profitability and Growth Driven by a Highly Efficient Operating Model • Returns continue to be attractive FYTD: 0.96% ROAA and 13.8% ROTCE(1) • Efficiency remains a key driver of profitability with an efficiency(1) ratio of 50.1% FYTD • Consolidation of five branches in Omaha, NE and Sioux Falls, SD proceeded successfully as of March 31, 2015 with limited expected impact to revenue streams Risk Management Driving Strong Credit Quality • Asset quality metrics remain strong despite elevated credit-related charges during the quarter: • Nonaccrual loans 1.05% of total loans • Net charge-offs / total loans 0.23% annualized FYTD • OREO balance declined to $43.6 million ($8.6 million covered by FDIC loss-sharing) Strong Capital Generation and Attractive Dividend • Tier 1 Capital Ratio of 11.5% and Total Capital Ratio of 12.6% remain strong after adopting Basel III capital conventions on January 1, 2015, which increased RWAs by approximately $270 million • Quarterly dividend of $0.12 per share announced April 28, 2015 (1) This is a non-GAAP measure. See appendix for reconciliation.

(1) Chart excludes changes related to loans and derivatives at fair value which netted $(6.5) million for the quarter. Dollars in thousands. (2) Adjusted NIM (FTE) is a non-GAAP measure. See appendix for reconciliations. Revenue 5 Revenue Highlights Net Interest Income ($MM) and NIM NIM Analysis Noninterest Income (1) • Net interest income (FTE) increased by $4.1 million compared to 2QFY14 driven by balance sheet growth • Reported and adjusted NIM (FTE) (2) down compared to 2QFY14 due to lower asset yields, partially offset by continued cost of deposit improvement • Loan and investment portfolio yields remain under pressure; higher average cash balance • Core noninterest revenue flat due to increased mortgage revenue offset by lower deposit service charges (2)

Expenses, Provision & Earnings 6 Highlights Provision for Loan Losses ($MM) Noninterest Expense ($MM) Net Income ($MM) • Provision for loan losses $12.4 million higher than 2QFY14 • Driven by a small number of primarily C&I lending relationships • Not concentrated by industry or geography; not systemic or indicative of broader credit deterioration in the loan portfolio • Commitment to expense control remains vital to profitability; efficiency ratio (1) 51.7% for the quarter and 50.1% FYTD • Lower intangible amortization and occupancy costs partially offset by higher OREO, professional fees and salaries Stable Expense Base and Efficiency Aided by Lower Intangible Amortization Abnormally Low in Comparable Periods (1) Efficiency ratio is a non-GAAP measure. See appendix for reconciliation. (1)

$6,885 $6,948 $7,052 $7,488 0.68% 0.48% 0.36% 0.33% '12 '13 '14 At or for the 6 Months Ended 3/31/15 Deposits Cost of Deposits $6,197 $6,414 $6,820 $7,100 '12 '13 '14 2Q'15 Balance Sheet Overview 7 Balance Sheet Highlights Total Loans (UPB) ($MM) Deposits ($MM) Capital • Loans grew 1.2% in the quarter and are up 4.2% FYTD with growth balanced across CRE, agribusiness and C&I • Agribusiness balances retracted slightly during the quarter as expected driven by customers’ tax planning • Deposits grew 3.4% in the quarter and are up 6.2% FYTD led by growth in both business and consumer interest-bearing accounts • Deposit growth typically focused in fiscal Q1 and Q2; some seasonal runoff expected in Q3 • Capital levels remain strong and stable and reflect higher BIII RWAs as of January 1, 2015 +4.2% FYTD +6.2% FYTD (1) TCE / TA is a non-GAAP measure. See appendix for reconciliation. (1)

Asset Quality 8 Highlights Net Charge-offs Reserves / NALs Strong Credit Quality • Management remains comfortable with overall asset quality despite elevated provision for loan losses and net charge-offs recognized during the quarter • Both provision and net charge-offs predominantly related to a small number of C&I credits; limited current agribusiness deterioration and minimal direct energy exposure • Loans on “watch” status increased to $384.4 million, a 34% increase compared to September 30, 2014 • Due in large part to proactive management of credit exposures and a comprehensive portfolio review

Proven Business Strategy 9 Focused Business Banking Franchise with Agribusiness Expertise Risk Management Driving Strong Credit Quality Attract and Retain High-Quality Relationship Bankers Prioritize Organic Growth While Optimizing Footprint Deepen Customer Relationships Strong Profitability and Growth Driven by a Highly Efficient Operating Model Strong Capital Generation and Attractive Dividend

Appendix

Non-GAAP Measures 11

Non-GAAP Measures 12

Non-GAAP Measures 13

Non-GAAP Measures 14